Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Schedule of income and share data used in calculation of basic earnings per share

	2019		2018	2017
Net income (in thousands of pesos)
Attributable to shareholders	Ps.	472,218	299,267	207,674
Shares (in thousands of shares)
Weighted average of outstanding shares		30,200	30,200	30,200
Basic and diluted earnings per share (pesos per share)		15.63	9.91	6.88